TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE STRATEGIC INCOME OPPORTUNITIES FUND
(the “Fund”)

Supplement dated September 9, 2022 to
the Fund’s Statement of Additional Information (“SAI”) dated July 29, 2022, as may be amended or supplemented from time to time

The information in this supplement contains new and additional information beyond that in the Fund's SAI and should be read in conjunction with the aforementioned. Capitalized terms not defined in this supplement have the meaning ascribed to them in the SAI.

In the section of the SAI titled “Financial Statements,” the first paragraph is supplemented with the following:

With respect to the Strategic Income Opportunities Fund, the audited financial statements of the Predecessor Fund to the Strategic Income Opportunities Fund for the fiscal year ended March 31, 2021, including the notes thereto and the reports of PricewaterhouseCoopers LLP included in the Predecessor Fund’s annual report, are also incorporated into this SAI by reference. No other parts of the Predecessor Fund’s annual report are hereby incorporated by reference.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-TQPYX-SAI-2209